UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022

COTTONWOOD COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1245 Brickyard Road, Suite 250, Salt Lake City, UT 84106

(Address of principal executive offices) (Zip code)

(801) 278-0700

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry Into a Material Agreement

On July 8, 2022, Cottonwood Multifamily Opportunity Fund, Inc. (“CMOF”), Cottonwood Multifamily Opportunity Fund O.P., LP (“CMOF OP”), Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP (“CROP”) and Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). As described in greater detail herein, the merger is a stock-for-stock transaction whereby CMOF will be merged with and into a wholly owned subsidiary of CCI.

CMOF’s investments are all held through separate joint ventures with CROP, CCI’s operating partnership. In addition, CCI, through Cottonwood Capital Property Management II, LLC (“CCPMII”), a wholly owned subsidiary of CROP, acts as the sponsor, property manager and asset manager for CMOF and CCPMII receives compensation for the management of CMOF’s assets.

The Merger

Subject to the terms and conditions of the Merger Agreement, (i) CMOF will merge with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “Company Merger”) and (ii) CMOF OP will merge with and into CROP, with CROP surviving (the “Partnership Merger” and, together with the Company Merger, the “Merger”). At such time, the separate existence of CMOF and CMOF OP will cease.

At the effective time of the Company Merger, each issued and outstanding share of CMOF’s common stock, $0.01 par value per share (the “CMOF Common Stock”), will be converted into the right to receive 0.8669 shares of Class A common stock of CCI, $0.01 par value per share (the “CCI Common Stock”). Shares of CMOF Common Stock held as of immediately prior to the effective time of the Company Merger by CCI, any wholly owned subsidiary of CCI, or any wholly owned subsidiary of CMOF will be automatically canceled in connection with the Company Merger without receiving payment.

At the effective time of the Partnership Merger, each outstanding common unit of partnership interests in CMOF OP (“CMOF OP Partnership Unit”) will be converted into the right to receive 0.8669 common units of partnership interest in CROP (“CROP Common Units”). CMOF OP Partnership Units held as of immediately prior to the effective time of the Partnership Merger by CCI, any wholly owned subsidiary of CCI, CMOF, or any wholly owned subsidiary of CMOF will be canceled in connection with the Partnership Merger without receiving payment.

The Merger Agreement contains customary covenants, including covenants prohibiting CMOF and its subsidiaries and representatives from soliciting or providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions. The Merger Agreement provides that prior to the approval by CMOF’s stockholders of the Company Merger (“CMOF Stockholder Approval”), the board of directors of CMOF may, in certain circumstances, make an Adverse Recommendation Change (as such term is defined in the Merger Agreement), subject to complying with certain conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including by either CCI or CMOF if (i) the Merger has not been consummated on or before 11:59 p.m. New York time on April 8, 2023 (the “Outside Date”), (ii) there is any final, non-appealable order issued by a governmental authority of competent jurisdiction that permanently restrains or otherwise prohibits the transactions contemplated by the Merger Agreement, or (iii) the CMOF Stockholder Approval has not been obtained at the meeting of the stockholders of CMOF to consider the Company Merger.

CMOF may terminate the Merger Agreement (i) if the CCI parties have breached any of their representations or warranties or failed to perform or comply with any obligations, covenants or other agreements set forth in the Merger Agreement, which cannot be cured or, if capable of cure, has not been cured by the earlier of 30 days following written notice thereof and two business days before the Outside Date, (ii) at any time prior to obtaining the CMOF Stockholder Approval, to permit CMOF to enter into an alternative acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement), or (iii) if the conditions to CCI’s obligation to consummate the closing described in the Merger Agreement have been satisfied on or after the date closing was to occur, CMOF has given CCI written notice of the same, CMOF is ready to consummate the closing, and CCI fails to consummate the closing within three business days after delivery of notice. CCI may terminate the CMOF Merger Agreement (i) if the CMOF parties have breached any of their representations or warranties or failed to perform or comply with any obligations, covenants or other agreements set forth in the Merger Agreement, which cannot be cured or, if capable of cure, has not been cured by the earlier of 30 days following written notice thereof and two business days before the Outside Date, or (ii) if, at any time prior to obtaining the CMOF Stockholder Approval, the CMOF board of directors has made an Adverse Recommendation Change (as defined in the Merger Agreement), CMOF enters into an alternative acquisition agreement, or CMOF has breached or failed to comply in any material respect with any of the non-solicitation provisions of the Merger Agreement or taken certain other actions set forth in the Merger Agreement.

If the Merger Agreement is terminated in certain circumstances, including, among others, CMOF’s acceptance of a Superior Proposal or the CMOF board of directors making an Adverse Recommendation Change, then CMOF must pay to CCI a termination payment equal to $2,696,000 plus the reimbursement of up to $449,400 of CCI’s expenses incurred in connection with pursuing the Merger.

The Merger Agreement contains certain representations and warranties made by the parties thereto. The representations and warranties of the parties contained in the Merger Agreement are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by each of CCI and CMOF. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders.

The parties have agreed to limits on the conduct of their businesses between the signing of the Merger Agreement and the closing of the Merger. Generally, transactions that are not in the ordinary course of business require the consent of the other party.

The obligation of each party to consummate the Merger is subject to a number of conditions, including receipt by CMOF of the CMOF Stockholder Approval, delivery of certain documents and legal opinions, the truth and correctness of the representations and warranties of the parties (subject to the materiality standards contained in the Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by CCI to register the shares of the CCI Common Stock to be issued as consideration in the Company Merger, and the absence of certain material adverse effects with respect to either CCI or CMOF.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about CMOF or CCI. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement, and are not intended as statements of fact to be relied upon by CMOF’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CMOF or CCI. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CCI’s public disclosures. CCI acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Combined Company

The combined company after the Merger will retain the name “Cottonwood Communities, Inc.” The Company Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

Item 7.01.	Regulation FD Disclosure

On or about July 14, 2022, CMOF is sending a letter to its holders regarding the proposed transaction. A copy of the letter is attached hereto as Exhibits 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

In addition, CCI and CMOF prepared an investor presentation containing certain information related to the Merger. A copy of the investor presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated July 8, 2022, by and among CCI, Merger Sub, CROP, CMOF, and CMOF OP

99.1	CMOF Letter to Stockholders

99.2	Investor Presentation

99.3	CCI NAV Calculation and Guidelines

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, CCI will prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of CMOF and will constitute a prospectus of CCI. The proxy statement/prospectus will be mailed to CMOF’s stockholders and will contain important information about the Merger and related matters. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of CMOF. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY CMOF AND CCI WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CMOF, CCI AND THE PROPOSED MERGER. Investors and stockholders of CMOF and CCI may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by CMOF and CCI with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that constitute “forward-looking statements.” These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risk that the proposed Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain the CMOF Stockholder Approval or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of CCI and CMOF; and other factors, including those set forth in the Risk Factors section of CCI’s Annual Report on Form 10-K and CMOF’s offering circular for its offering qualified pursuant to Regulation A, as amended and supplemented to date and as filed with the SEC, copies of which are available on the SEC’s website, www.sec.gov. CCI and CMOF undertake no obligation to update these statements for revisions or changes after the date of this communication, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

Dated: July 13, 2022	By:	/s/ Enzio Cassinis
Enzio Cassinis
President